Supplement to the
Fidelity Flex® Funds
Fidelity Flex® Mid Cap Index Fund and Fidelity Flex® Small Cap Index Fund
June 28, 2025
Prospectus

The following information supplements information for Fidelity Flex® Mid Cap Index Fund found in the "Fund Summary" section under the "Principal Investment Strategies" heading.
  Beginning on July 17, 2025, the fund will transition from the Russell Midcap® Index to the Fidelity U.S. Mid Cap IndexSM using a blend of the two indices. The transition will be implemented through six equal stepped transitions effective at the market open on each of the following dates: July 17, 2025, July 24, 2025, July 31, 2025, August 7, 2025, August 14, 2025, and August 21, 2025. The fund's final transition to the Fidelity U.S. Mid Cap IndexSM will be completed at the market close on August 20, 2025.
The following information supplements information for Fidelity Flex® Mid Cap Index Fund found in the "Investment Details" section under the "Principal Investment Strategies" heading.
Beginning on July 17, 2025, the fund will transition from the Russell Midcap® Index to the Fidelity U.S. Mid Cap IndexSM using a blend of the two indices. The transition will be implemented through six equal stepped transitions effective at the market open on each of the following dates: July 17, 2025, July 24, 2025, July 31, 2025, August 7, 2025, August 14, 2025, and August 21, 2025. The fund's final transition to the Fidelity U.S. Mid Cap IndexSM will be completed at the market close on August 20, 2025.
ZMP-ZAP-PSTK-0725-103 1.9886010.103	July 11, 2025